                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report - December 27, 2005
                        (Date of Earliest Event Reported)

                                POPULAR ABS, INC.
    (as depositor under a certain Pooling and Servicing Agreement dated as of June 1, 2005, providing for the issuance of Mortgage Pass-Through Certificates,
                                 Series 2005-3)
             (Exact Name of Registrant as specified in its charter)

        Delaware                  333-115371-06                52-2029487
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (302) 478-6160

Item 8.01. Other Events.

          Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AF-6, AV-1A, AV-1B, AV-2, M-1, M-2, M-3, M-4, M-5 and M-6 Certificateholders with respect to the December 27, 2005 Distribution Date.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        POPULAR ABS, INC.


                                        By: /s/ James H. Jenkins
                                            ------------------------------------
                                            James H. Jenkins,
                                            Executive Vice President and CFO

Dated: December 27, 2005

                 Popular ABS Mortgage Pass-Through Trust 2005-3

                         Statement to Certificateholders

                                December 27, 2005

                             DISTRIBUTION IN DOLLARS

                             BEGINNING                                                                              ENDING
            ORIGINAL         PRINCIPAL                                                    REALIZED   DEFERRED      PRINCIPAL
 CLASS     FACE VALUE         BALANCE        PRINCIPAL       INTEREST         TOTAL        LOSSES    INTEREST       BALANCE
------   --------------   --------------   -------------   ------------   -------------   --------   --------   --------------
  AF1    157,240,000.00   125,558,355.04    7,755,241.21     478,935.37    8,234,176.58     0.00       0.00     117,803,113.83
  AF2     24,290,000.00    24,290,000.00            0.00      87,686.90       87,686.90     0.00       0.00      24,290,000.00
  AF3     51,560,000.00    51,560,000.00            0.00     190,643.10      190,643.10     0.00       0.00      51,560,000.00
  AF4     26,090,000.00    26,090,000.00            0.00     103,838.20      103,838.20     0.00       0.00      26,090,000.00
  AF5      7,360,000.00     7,360,000.00            0.00      31,635.73       31,635.73     0.00       0.00       7,360,000.00
  AF6     29,620,000.00    29,620,000.00            0.00     117,467.98      117,467.98     0.00       0.00      29,620,000.00
 AV1A     97,540,000.00    84,898,405.60    2,834,588.36     332,141.43    3,166,729.79     0.00       0.00      82,063,817.24
 AV1B     24,390,000.00    21,228,953.38      708,792.39      83,995.89      792,788.28     0.00       0.00      20,520,160.99
  AV2    100,000,000.00    88,485,960.95    3,745,454.53     351,682.54    4,097,137.07     0.00       0.00      84,740,506.42
  M1      45,620,000.00    45,620,000.00            0.00     194,075.08      194,075.08     0.00       0.00      45,620,000.00
  M2      35,520,000.00    35,520,000.00            0.00     155,400.00      155,400.00     0.00       0.00      35,520,000.00
  M3      10,430,000.00    10,430,000.00            0.00      45,631.25       45,631.25     0.00       0.00      10,430,000.00
  M4       9,120,000.00     9,120,000.00            0.00      39,900.00       39,900.00     0.00       0.00       9,120,000.00
  M5       7,820,000.00     7,820,000.00            0.00      34,212.50       34,212.50     0.00       0.00       7,820,000.00
  M6       7,170,000.00     7,170,000.00            0.00      31,368.75       31,368.75     0.00       0.00       7,170,000.00
  B1       4,890,000.00     4,890,000.00            0.00      25,332.88       25,332.88     0.00       0.00       4,890,000.00
  B2       6,520,000.00     6,520,000.00            0.00      33,777.17       33,777.17     0.00       0.00       6,520,000.00
  B3       6,503,000.00     6,503,000.00            0.00      33,689.10       33,689.10     0.00       0.00       6,503,000.00
         --------------   --------------   -------------   ------------   -------------     ----       ----     --------------
TOTALS   651,683,000.00   592,684,674.97   15,044,076.49   2,371,413.87   17,415,490.36     0.00       0.00     577,640,598.48
         --------------   --------------   -------------   ------------   -------------     ----       ----     --------------
   X     651,683,229.00   597,500,751.93            0.00           0.46            0.46     0.00       0.00     583,180,627.73
         --------------   --------------   -------------   ------------   -------------     ----       ----     --------------

                  FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                        BEGINNING                                                  ENDING
CLASS      CUSIP        PRINCIPAL      PRINCIPAL     INTEREST       TOTAL         PRINCIPAL
------   ---------   --------------   -----------   ----------   -----------   --------------
  AF1    73316PDK3     798.51408700   49.32104560   3.04588762   52.36693322     749.19304140
  AF2    73316PDL1   1,000.00000000    0.00000000   3.61000000    3.61000000   1,000.00000000
  AF3    73316PDM9   1,000.00000000    0.00000000   3.69750000    3.69750000   1,000.00000000
  AF4    73316PDN7   1,000.00000000    0.00000000   3.98000000    3.98000000   1,000.00000000
  AF5    73316PDP2   1,000.00000000    0.00000000   4.29833288    4.29833288   1,000.00000000
  AF6    73316PDQ0   1,000.00000000    0.00000000   3.96583322    3.96583322   1,000.00000000
 AV1A    73316PDY3     870.39579250   29.06077876   3.40518177   32.46596053     841.33501374
 AV1B    73316PDZ0     870.39579254   29.06077860   3.44386593   32.50464453     841.33501394
  AV2    73316PDR8     884.85960950   37.45454530   3.51682540   40.97137070     847.40506420
  M1     73316PDS6   1,000.00000000    0.00000000   4.25416659    4.25416659   1,000.00000000
  M2     73316PDT4   1,000.00000000    0.00000000   4.37500000    4.37500000   1,000.00000000
  M3     73316PDU1   1,000.00000000    0.00000000   4.37500000    4.37500000   1,000.00000000
  M4     73316PDV9   1,000.00000000    0.00000000   4.37500000    4.37500000   1,000.00000000
  M5     73316PDW7   1,000.00000000    0.00000000   4.37500000    4.37500000   1,000.00000000
  M6     73316PDX5   1,000.00000000    0.00000000   4.37500000    4.37500000   1,000.00000000
  B1     73316PEA4   1,000.00000000    0.00000000   5.18054806    5.18054806   1,000.00000000
  B2     73316PEB2   1,000.00000000    0.00000000   5.18054755    5.18054755   1,000.00000000
  B3     73316PEC0   1,000.00000000    0.00000000   5.18054744    5.18054744   1,000.00000000
                     --------------   -----------   ----------   -----------   --------------
TOTALS                 909.46775498   23.08496077   3.63890706   26.72386783     886.38279421
         ---------   --------------   -----------   ----------   -----------   --------------
   X        N/A        916.85764700    0.00000000   0.00000071    0.00000071     894.88359034
         ---------   --------------   -----------   ----------   -----------   --------------

                               PASS-THROUGH RATES

        CURRENT PASS-
CLASS     THRU RATE
-----   -------------
 AF1      4.291250%
 AF2      4.332000%
 AF3      4.437000%
 AF4      4.776000%
 AF5      5.158000%
 AF6      4.759000%
 AV1A     4.401250%
 AV1B     4.451250%
  AV2     4.471250%
  M1      5.105000%
  M2      5.250000%
  M3      5.250000%
  M4      5.250000%
  M5      5.250000%
  M6      5.250000%
  B1      5.828116%
  B2      5.828116%
  B3      5.828116%


          --------
  X       0.000000%
          --------

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-3

                         Statement to Certificateholders

                                December 27, 2005

--------------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                Lauren M Grunley
             JPMorgan Chase Bank, N.A. - Structured Finance Services
                           4 New York Plaza, Floor: 6
                          New York, New York 100042413
                    Tel: (212) 623-4484 / Fax: (212) 623-5931

--------------------------------------------------------------------------------

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-3

                                December 27, 2005

Sec. 4.03(a)(i)                      Funds Allocable to Certificate Principal

                                          Group I Scheduled Principal                                                    417,420.54
                                          Group I Curtailments                                                            21,928.82
                                          Group I Prepayments                                                          6,942,693.49
                                          Group I Repurchases                                                                  0.00
                                          Group I Liquidation Proceeds                                                         0.00

                                          Group II-A Scheduled Principal                                                  99,321.34
                                          Group II-A Curtailments                                                          3,628.09
                                          Group II-A Prepayments                                                       3,269,916.46
                                          Group II-A Repurchases                                                               0.00
                                          Group II-A Liquidation Proceeds                                                      0.00

                                          Group II-B Scheduled Principal                                                  84,409.84
                                          Group II-B Curtailments                                                           -903.54
                                          Group II-B Prepayments                                                       3,481,709.16
                                          Group II-B Repurchases                                                               0.00
                                          Group II-B Liquidation Proceeds                                                      0.00

                                          Extra Principal Distribution Amount                                            723,952.29

Sec. 4.03 (a)(ii)                    Interest Distribution Amounts

                                          Interest Distribution - AF-1                                                   478,935.37
                                          Unpaid Interest - AF-1                                                               0.00
                                          Remaining Unpaid Interest - AF-1                                                     0.00

                                          Interest Distribution - AF-2                                                    87,686.90
                                          Unpaid Interest - AF-2                                                               0.00
                                          Remaining Unpaid Interest - AF-2                                                     0.00

                                          Interest Distribution - AF-3                                                   190,643.10
                                          Unpaid Interest - AF-3                                                               0.00
                                          Remaining Unpaid Interest - AF-3                                                     0.00

                                          Interest Distribution - AF-4                                                   103,838.20
                                          Unpaid Interest - AF-4                                                               0.00
                                          Remaining Unpaid Interest - AF-4                                                     0.00

                                          Interest Distribution - AF-5                                                    31,635.73
                                          Unpaid Interest - AF-5                                                               0.00
                                          Remaining Unpaid Interest - AF-5                                                     0.00

                                          Interest Distribution - AF-6                                                   117,467.98
                                          Unpaid Interest - AF-6                                                               0.00
                                          Remaining Unpaid Interest - AF-6                                                     0.00


[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-3

                                December 27, 2005

                                          Interest Distribution - AV-1A                                                  332,141.43
                                          Unpaid Interest - AV-1A                                                              0.00
                                          Remaining Unpaid Interest - AV-1A                                                    0.00

                                          Interest Distribution - AV-1B                                                   83,995.89
                                          Unpaid Interest - AV-1B                                                              0.00
                                          Remaining Unpaid Interest - AV-1B                                                    0.00

                                          Interest Distribution - AV-2                                                   351,682.54
                                          Unpaid Interest - AV-2                                                               0.00
                                          Remaining Unpaid Interest - AV-2                                                     0.00

                                          Interest Distribution - M-1                                                    194,075.08
                                          Unpaid Interest - M-1                                                                0.00
                                          Remaining Unpaid Interest - M-1                                                      0.00

                                          Interest Distribution - M-2                                                    155,400.00
                                          Unpaid Interest - M-2                                                                0.00
                                          Remaining Unpaid Interest - M-2                                                      0.00

                                          Interest Distribution - M-3                                                     45,631.25
                                          Unpaid Interest - M-3                                                                0.00
                                          Remaining Unpaid Interest - M-3                                                      0.00

                                          Interest Distribution - M-4                                                     39,900.00
                                          Unpaid Interest - M-4                                                                0.00
                                          Remaining Unpaid Interest - M-4                                                      0.00

                                          Interest Distribution - M-5                                                     34,212.50
                                          Unpaid Interest - M-5                                                                0.00
                                          Remaining Unpaid Interest - M-5                                                      0.00

                                          Interest Distribution - M-6                                                     31,368.75
                                          Unpaid Interest - M-6                                                                0.00
                                          Remaining Unpaid Interest - M-6                                                      0.00

                                          Interest Distribution - B-1                                                     25,332.88
                                          Unpaid Interest - B-1                                                                0.00
                                          Remaining Unpaid Interest - B-1                                                      0.00

                                          Interest Distribution - B-2                                                     33,777.17
                                          Unpaid Interest - B-2                                                                0.00
                                          Remaining Unpaid Interest - B-2                                                      0.00

                                          Interest Distribution - B-3                                                     33,689.10
                                          Unpaid Interest - B-3                                                                0.00
                                          Remaining Unpaid Interest - B-3                                                      0.00

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-3

                                December 27, 2005

                                     Interest Reductions

                                          Net Prepayment Interest Shortfalls                                                   0.00
                                          Relief Act Reductions                                                                0.00

                                          Class AF-1 Interest Reduction                                                        0.00
                                          Class AF-2 Interest Reduction                                                        0.00
                                          Class AF-3 Interest Reduction                                                        0.00
                                          Class AF-5 Interest Reduction                                                        0.00
                                          Class AF-4 Interest Reduction                                                        0.00
                                          Class AF-6 Interest Reduction                                                        0.00
                                          Class AV-1A Interest Reduction                                                       0.00
                                          Class AV-1B Interest Reduction                                                       0.00
                                          Class AV-2 Interest Reduction                                                        0.00
                                          Class M-1 Interest Reduction                                                         0.00
                                          Class M-2 Interest Reduction                                                         0.00
                                          Class M-3 Interest Reduction                                                         0.00
                                          Class M-4 Interest Reduction                                                         0.00
                                          Class M-5 Interest Reduction                                                         0.00
                                          Class M-6 Interest Reduction                                                         0.00
                                          Class B-1 Interest Reduction                                                         0.00
                                          Class B-2 Interest Reduction                                                         0.00
                                          Class B-3 Interest Reduction                                                         0.00

Sec. 4.03(a)(iii)                    Available Funds Shortfall

                                          Class AF-1 Available Funds Shortfall                                                 0.00
                                          Class AF-2 Available Funds Shortfall                                                 0.00
                                          Class AF-3 Available Funds Shortfall                                                 0.00
                                          Class AF-4 Available Funds Shortfall                                                 0.00
                                          Class AF-5 Available Funds Shortfall                                                 0.00
                                          Class AF-6 Available Funds Shortfall                                                 0.00
                                          Class AV-1A Available Funds Shortfall                                                0.00
                                          Class AV-1B Available Funds Shortfall                                                0.00
                                          Class AV-2 Available Funds Shortfall                                                 0.00
                                          Class M-1 Available Funds Shortfall                                                  0.00
                                          Class M-2 Available Funds Shortfall                                                  0.00
                                          Class M-3 Available Funds Shortfall                                                  0.00
                                          Class M-4 Available Funds Shortfall                                                  0.00
                                          Class M-5 Available Funds Shortfall                                                  0.00
                                          Class M-6 Available Funds Shortfall                                                  0.00
                                          Class B-1 Available Funds Shortfall                                                  0.00
                                          Class B-2 Available Funds Shortfall                                                  0.00
                                          Class B-3 Available Funds Shortfall                                                  0.00

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-3

                                December 27, 2005

Sec. 4.03(a)(v)                      Pool Principal Balances

                                          Group I Beginning Pool Balance                                             400,620,255.49
                                          Group I Ending Pool Balance                                                393,238,212.64
                                          Group II-A Beginning Pool Balance                                          107,438,925.12
                                          Group II-A Ending Pool Balance                                             104,066,059.23
                                          Group II-B Beginning Pool Balance                                           89,441,571.32
                                          Group II-B Ending Pool Balance                                              85,876,355.86
                                          Total Beginning Pool Balance                                               597,500,751.93
                                          Total Ending Pool Balance                                                  583,180,627.73

Sec. 4.03(a)(vi)                     Servicing Fee

                                          Group I Servicing Fee                                                          166,925.11
                                          Group II-A Servicing Fee                                                        44,766.22
                                          Group II-B Servicing Fee                                                        37,267.32

Sec. 4.03(a)(viii)                   Delinquency Advances

                                          Group I Delinquency Advances Included in Current Distribution                        0.00
                                          Group I Recouped Advances Included in Current Distribution                     517,069.12
                                          Group I Recouped Advances From Liquidations                                          0.00
                                          Group I Aggregate Amount of Advances Outstanding                             1,733,108.07

                                          Group II-A Delinquency Advances Included in Current Distribution                21,807.18
                                          Group II-A Recouped Advances Included in Current Distribution                        0.00
                                          Group II-A Recouped Advances From Liquidations                                       0.00
                                          Group II-A Aggregate Amount of Advances Outstanding                            721,636.24

                                          Group II-B Delinquency Advances Included in Current Distribution                27,606.79
                                          Group II-B Recouped Advances Included in Current Distribution                        0.00
                                          Group II-B Recouped Advances From Liquidations                                       0.00
                                          Group II-B Aggregate Amount of Advances Outstanding                            608,257.23

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-3

                                December 27, 2005

Section 4.03(a)(ix) A                Group I, Group II-A, and Group II-B Loans Delinquent

                                                     Delinquency by Group
                                                            Group 1

                                       Period     Number   Principal Balance   Percentage
                                     ----------   ------   -----------------   ----------
                                      0-30 days     166      29,728,051.89        7.56%
                                     31-60 days      26       4,849,638.25        1.23%
                                     61-90 days      11       1,680,768.94        0.43%
                                       91+days        2         180,009.84        0.05%
                                                    ---      -------------        ----
                                        Total       205      36,438,468.92        9.27%
                                                    ---      -------------        ----

                                                     Delinquency by Group
                                                            Group 2

                                       Period     Number   Principal Balance   Percentage
                                     ----------   ------   -----------------   ----------
                                      0-30 days      59       8,503,599.82        8.17%
                                     31-60 days      10       1,336,356.37        1.28%
                                     61-90 days       4         565,838.70        0.54%
                                       91+days        3         531,873.15        0.51%
                                                    ---      -------------       -----
                                        Total        76      10,937,668.04       10.51%
                                                    ---      -------------       -----

                                                     Delinquency by Group
                                                            Group 3

                                       Period     Number   Principal Balance   Percentage
                                     ----------   ------   -----------------   ----------
                                      0-30 days      26       5,572,901.88        6.49%
                                     31-60 days       5         854,460.86        0.99%
                                     61-90 days       6       1,529,477.29        1.78%
                                       91+days        1          80,726.81        0.09%
                                                    ---       ------------        ----
                                        Total        38       8,037,566.84        9.36%
                                                    ---       ------------        ----

Sec. 4.03 (a)(ix) B                  Group I, Group II-A, and Group II-B Loans in Foreclosure

                                                     Foreclosure by Group

                                      Group   Number of
                                     Number     Loans     Principal Balance   Percentage
                                     ------   ---------   -----------------   ----------
                                        1         3            413,356.70        0.11%
                                        2         5            546,129.17        0.52%
                                        3         5          1,317,035.10        1.53%

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-3

                                December 27, 2005

Sec. 4.03(a)(x), (xi)                Group I, Group II-A, and Group II-B Loans in REO

                                                         REO by Group

                                      Group   Number of
                                     Number     Loans     Principal Balance   Percentage
                                     ------   ---------   -----------------   ----------
                                        1         0              0.00            0.00%
                                        2         0              0.00            0.00%
                                        3         0              0.00            0.00%

                                          Market Value of Group I REO Loans                                                    0.00
                                          Market Value of Group II-A REO Loans                                                 0.00
                                          Market Value of Group II-B REO Loans                                                 0.00

Sec. 4.03(a)(xii)                    Aggregate Stated Principal Balance of the Three Largest Loans

                                          Group I Three Largest Loans                                                  1,859,179.51
                                          Group II-A Three Largest Loans                                               1,212,560.60
                                          Group II-B Three Largest Loans                                               1,980,771.92

Sec. 4.03(a)(xiii)                   Net WAC Cap Carryover

                                          Class AF-1 Net WAC Cap Carryover Amounts Due                                         0.00
                                          Class AF-1 Net WAC Cap Carryover Amounts Paid                                        0.00
                                          Class AF-1 Net WAC Cap Carryover Remaining Amounts Due                               0.00
                                          Class AV-1A Net WAC Cap Carryover Amounts Due                                        0.00
                                          Class AV-1A Net WAC Cap Carryover Amounts Paid                                       0.00
                                          Class AV-1A Net WAC Cap Carryover Remaining Amounts Due                              0.00
                                          Class AV-1B Net WAC Cap Carryover Amounts Due                                        0.00
                                          Class AV-1B Net WAC Cap Carryover Amounts Paid                                       0.00
                                          Class AV-1B Net WAC Cap Carryover Remaining Amounts Due                              0.00
                                          Class AV-2 Net WAC Cap Carryover Amounts Due                                         0.00
                                          Class AV-2 Net WAC Cap Carryover Amounts Paid                                        0.00
                                          Class AV-2 Net WAC Cap Carryover Remaining Amounts Due                               0.00
                                          Class B-1 Net WAC Cap Carryover Amounts Due                                      5,900.73
                                          Class B-1 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class B-1 Net WAC Cap Carryover Remaining Amounts Due                            5,900.73
                                          Class B-2 Net WAC Cap Carryover Amounts Due                                      7,867.66
                                          Class B-2 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class B-2 Net WAC Cap Carryover Remaining Amounts Due                            7,867.66
                                          Class B-3 Net WAC Cap Carryover Amounts Due                                      7,847.15
                                          Class B-3 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class B-3 Net WAC Cap Carryover Remaining Amounts Due                            7,847.15

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-3

                                December 27, 2005

Sec. 4.03(a)(xiv)                    Aggregate Principal Balance of Balloon Loans
                                     with Original Terms <= 36 Months and 60+ Contractually Past Due

                                          Group I Aggregate Principal Balance of Balloon Loans                                 0.00
                                          Group II-A Aggregate Principal Balance of Balloon Loans                              0.00
                                          Group II-B Aggregate Principal Balance of Balloon Loans                              0.00

Sec. 4.03 (a)(xv), (xxii)            Realized Losses

                                          Group I Current Period Realized Losses                                               0.00
                                          Group I Cumulative Realized Losses                                                   0.00
                                          Group II-A Current Period Realized Losses                                            0.00
                                          Group II-A Cumulative Realized Losses                                                0.00
                                          Group II-B Current Period Realized Losses                                            0.00
                                          Group II-B Cumulative Realized Losses                                                0.00

Sec. 4.03 (a)(xvi)                   Reserve Fund

                                          Beginning Balance of Reserve Fund                                                    0.00
                                          Funds Withdrawn From Reserve Fund For Distribution                                   0.00
                                          Funds Deposited to Reserve Fund                                                      0.00
                                          Ending Balance of Reserve Fund                                                       0.00

Sec. 4.03 (a)(xvii)                  Number of Loans Repurchased

                                          Group I Number of Loans Repurchased                                                  0.00
                                          Group II-A Number of Loans Repurchased                                               0.00
                                          Group II-B Number of Loans Repurchased                                               0.00

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-3

                                December 27, 2005

Sec. 4.03 (a)(xviii)                 Weighted Average Mortgage Rate of Outstanding Loans
                                     (as of first day of related Due Period)

                                          Group I Weighted Average Mortgage Rate                                               6.76%
                                          Group II-A Weighted Average Mortgage Rate                                            6.75%
                                          Group II-B Weighted Average Mortgage Rate                                            6.62%

Sec. 4.03 (a)(xix)                   Weighted Average Remaining Term of Outstanding Loans

                                          Group I Weighted Average Remaining Term                                               340
                                          Group II-A Weighted Average Remaining Term                                            351
                                          Group II-B Weighted Average Remaining Term                                            351

Sec. 4.03 (a)(xxi), (xxii), (xxiii)  Overcollateralization Amounts

                                          Overcollateralization Amount                                                 5,540,029.25
                                          Overcollateralization Target Amount                                         10,752,773.28
                                          Overcollateralization Release Amount                                                 0.00
                                          Overcollateralization Deficiency Amount                                      5,212,744.03

Sec. 4.03 (a)(xxiv)                  Trigger Events

                                          Has a Trigger Event Occurred and is continuing?                                        NO
                                          Cumulative Realized Losses as a percentage of the Original Pool Balance              0.00%
                                          Senior Enhancement Percentage                                                       23.73%
                                          Senior Specified Enhancement Percentage                                             44.30%

Sec. 4.03 (a)(xxv)                   60+ Day Delinquent Loans

                                          60+ Day Delinquent Loans as a percentage of the current Pool Balance                 1.17%

Sec. 4.03 (a)(xxvi)                  Amount of Funds Collected by Trustee under Yield Maintenance Agreement                    0.00

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